Exhibit 99.1
Red Robin Gourmet Burgers, Inc. Reports Results for the Fiscal Fourth Quarter and Fiscal Year Ended December 28, 2025

Englewood, CO – February 25, 2026 – Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB) ("Red Robin" or the "Company"), a full-service restaurant chain serving an innovative selection of high-quality gourmet burgers in a family-friendly atmosphere, today reported financial results for the fiscal fourth quarter and year ended December 28, 2025.
Chief Executive Officer Comments
Dave Pace, Red Robin’s President and Chief Executive Officer said, “In mid-2025, we launched our First Choice strategic plan and saw steady improvement in our business performance throughout the balance of the year. The actions we took to improve our price-value equation, drive labor efficiency, and empower our Managing Partners helped drive a significant increase in Adjusted EBITDA year-over-year.

Importantly, we leaned into our micro-targeted marketing and our Big Yummm value platform, driving a clear inflection in traffic performance. After steadily closing our traffic gap to the casual dining industry throughout the back half of 2025, in December we outperformed the industry for the first time since the third quarter of 2024. This reinforces our belief that when we align compelling value, operational excellence, and precision marketing, we can win market share in a competitive environment.”

Pace concluded, “The strategic decisions we made in 2025 under our First Choice plan positioned us to enter 2026 with greater focus and financial flexibility. We are building a more disciplined, guest-driven company with improving profitability, a strengthening balance sheet, and a clear roadmap for sustainable performance. While there is much more work ahead, we are encouraged by the trajectory of the business and expect to make further meaningful progress in 2026.”

Fourth Quarter and Full Year 2025 Financial Summary:
The following table presents financial results for the fiscal fourth quarter and full year of 2025, compared to results from the same periods in 2024 ($ in millions except per share data):

	Twelve Weeks Ended	Twelve Weeks Ended	Fifty-Two Weeks Ended	Fifty-Two Weeks Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Total revenues	$269.0	$285.2	$1,210.2	$1,248.6
Restaurant revenues	263.8	280.6	1,189.8	1,224.3

Comparable restaurant revenue, including deferred loyalty revenue(1)	(3.1)%	1.8%	(0.7)%	(1.2)%
Comparable restaurant revenue, excluding deferred loyalty revenue(1)	(3.3)%	3.4%	(0.3)%	(1.3)%

Income (loss) from operations	(4.0)	(33.5)	2.8	(53.1)
Income (loss) from operations as a percent of total revenues	(1.5)%	(11.8)%	0.2%	(4.3)%

Restaurant Level Operating Profit(2)	$30.2	$32.2	$151.5	$132.6
Restaurant Level Operating Profit Margin(2)	11.4%	11.5%	12.7%	10.8%

Net income (loss)	(10.1)	(39.7)	(23.3)	(77.5)
Adjusted EBITDA(2)	$11.8	$14.4	$69.7	$45.6

Net income (loss) per share - diluted	$(0.56)	$(2.48)	$(1.31)	$(4.93)
Adjusted net income (loss) per share - diluted(2)	$(0.41)	$(0.86)	$(0.64)	$(3.01)
(1)    Comparable restaurant revenue represents revenue from Company-owned restaurants that have operated for at least 18 months as of the beginning of the period presented.
(2)    See "Reconciliation of Non-GAAP Results to GAAP Results" for more details.

Full Year 2025 Commentary
•Comparable restaurant revenue, excluding the impact of deferred loyalty revenue, decreased (0.3)%. This included a (3.8)% decrease in guest traffic, a (0.7)% decrease in menu mix and a 4.2% benefit from net menu pricing. The benefit from net menu pricing decreased steadily throughout fiscal 2025, as we intentionally took limited pricing actions during the year to improve value for our guests.
•Restaurant level operating profit margin of 12.7%, a 190 basis point improvement from fiscal year 2024. This improvement was primarily driven by higher average guest check and the benefits of efficiency initiatives offsetting the impact of inflation and lower guest traffic.
•Adjusted EBITDA of $69.7 million, a 53% increase from fiscal year 2024. This improvement was driven by increases in restaurant level operating profit, effective cost control of corporate expenses and reduced selling expense.
Balance Sheet and Liquidity
As of December 28, 2025, the Company had outstanding borrowings under its credit facility of $170.2 million and liquidity of approximately $56.9 million, including cash and cash equivalents and available borrowing capacity under its credit facility.
Outlook for Fiscal 2026 and Guidance Policy
The Company provides guidance on select information related to the Company’s financial and operating performance, and such measures may differ from year to year. The projections are as of this date and the Company assumes no obligation to update or supplement this information.
The Company's fiscal 2026 guidance metrics are as follows:
•Comparable Restaurant Revenue growth, excluding deferred loyalty revenue, of 0.5% to 1.5%;
•Restaurant level operating profit of approximately 13.0%;
•Adjusted EBITDA of $70 million to $73 million;
•Capital expenditures of $25 million to $30 million.
Providing Income (loss) from operations and Net income (loss) guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items. As such, we do not present a reconciliation of forecasted non-GAAP measures to the corresponding GAAP measures.
Investor Conference Call and Webcast
Red Robin will host an investor conference call to discuss its fourth quarter and full year 2025 results, and outlook for fiscal 2026 today at 4:30 p.m. ET. The conference call can be accessed live over the phone by dialing 201-689-8560, which will be answered by an operator or by clicking Call Me. The conference call should be accessed at least 10 minutes prior to its scheduled start.
A replay will be available from approximately two hours after the end of the call and can be accessed by dialing 412-317-6671; the conference ID is 13758272. The replay will be available through Wednesday, March 11, 2026.

The call will be webcast live and later archived from the Company’s Investor Relations website.
Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB)
Red Robin Gourmet Burgers, Inc. (www.redrobin.com), is a casual dining restaurant chain founded in 1969 that operates through its wholly-owned subsidiary, Red Robin International, Inc., and under the trade name, Red Robin Gourmet Burgers and Brews. We believe nothing brings people together like burgers and fun around our table, and no one makes moments of connection over craveable food more memorable than Red Robin. We serve a variety of burgers and mainstream favorites to Guests of all ages in a casual, playful atmosphere. In addition to our many burger offerings, Red Robin serves a wide array of salads, appetizers, entrees, desserts, signature beverages and Donatos® pizza at select locations. It's easy to enjoy Red Robin anywhere with online ordering available for to-go, delivery and catering. Sign up for the royal treatment by joining Red Robin Royalty® today and enjoy Bottomless perks and delicious rewards across nearly 500 Red Robin locations in the United States and Canada, including those operating under franchise agreements. Red Robin… YUMMM®!

Forward-Looking Statements
Forward-looking statements in this press release and in today's conference call regarding the Company's future performance; our "First Choice" plan and the anticipated impacts thereof; our expectations about pricing and average check size; anticipated capital deployment initiatives; our targeted marketing strategy and ability to drive sales and traffic; our ability to build upon investments and transformational changes; our capital structure initiatives including refinancing and refranchising; our ability to gain efficiency in our labor and operations to deliver growth in profitability; changes to our restaurant portfolio; and statements under the heading "Outlook for Fiscal 2026 and Guidance Policy", including with respect to comparable restaurant revenue growth, restaurant level operating profit, capital expenditures and Adjusted EBITDA; and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "could," "should," "will," "outlook" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the statements, including but not limited to the following: that our performance for the remainder of 2026 will not be consistent with the Company's results during the first eight weeks of 2026; the effectiveness of the Company's strategic initiatives, including our "First Choice" plan, labor and service models, and operational improvement initiatives and our ability to execute on such strategic initiatives; the global and domestic economic and geopolitical environment; our ability to effectively compete in the industry and attract and retain Guests; our ability to extend or refinance our maturing indebtedness; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; our ability to service our debt and comply with the covenants in our credit facility; a privacy or security breach or a failure of our information technology systems; the effectiveness and timing of the Company's marketing and branding strategies and impact on reputation, including the loyalty program and social media platforms; changes in consumer preferences; leasing space including the location of such leases in areas of declining traffic; changes in cost and availability of commodities and the uncertain impact of tariffs or other potential disruptions in the supply chain; interruptions in the delivery of food and other products from third parties; pricing increases and labor costs; changes in consumer behavior or preference; aging technology infrastructure; our ability to successfully complete tactical refranchising initiatives and on favorable terms; maintaining and improving our existing restaurants; potential acquisitions, dispositions, or refranchising of our restaurants; our geographic concentration in the Western United States; the retention of our management team; our compensation strategy including availability of equity-based compensation for our management team; our ability to recruit, staff, train, and retain our workforce; operating conditions, including adverse weather conditions, natural disasters, pandemics, and other events affecting the regions where our restaurants are operated; actions taken by our franchisees that could harm our business or reputation; negative publicity regarding food safety or health concerns; protection of our intellectual property rights; changes in laws and regulations affecting the operation of our restaurants; volatility in our stock price; and an increase in litigation or legal claims by team members, franchisees, customers, vendors, and stockholders. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements and risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.
For media relations questions contact:
Hannah Atteberry, Red Robin Gourmet Burgers, Inc.
media@redrobin.com
(361) 249-4507

For investor relations questions contact:
investor@redrobin.com
Comparable Restaurant Revenue
The following table presents the percentage change in comparable restaurant revenue in each quarter and the full year of fiscal 2025:

	Increase (Decrease) Versus Prior Year
	Sixteen Weeks Ended April 20, 2025	Twelve Weeks Ended July 13, 2025	Twelve Weeks Ended October 5, 2025	Twelve Weeks Ended December 28, 2025	Fifty-Two Weeks Ended December 28, 2025
Guest traffic	(3.5)%	(5.5)%	(3.0)%	(3.6)%	(3.8)%
Menu price (net)	6.8%	4.4%	2.8%	1.6%	4.2%
Menu mix	(0.1)%	(0.2)%	(1.1)%	(1.3)%	(0.7)%
Deferred loyalty revenue	(0.1)%	(1.9)%	0.1%	0.2%	(0.4)%
Total change in comparable restaurant revenue	3.1%	(3.2)%	(1.2)%	(3.1)%	(0.7)%

RED ROBIN GOURMET BURGERS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(In thousands, except per share data)
(Unaudited)

	Twelve Weeks Ended	Twelve Weeks Ended	Fifty-Two Weeks Ended	Fifty-Two Weeks Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Revenues:
Restaurant revenue	$263,756	$280,624	$1,189,780	$1,224,254
Franchise revenue and other revenue	5,287	4,603	20,445	24,306
Total revenues	269,043	285,227	1,210,225	1,248,560
Costs and expenses:
Restaurant operating costs (excluding depreciation and amortization shown separately below):
Cost of sales	65,539	67,633	283,883	292,392
Labor	97,237	109,073	437,242	479,631
Other operating	46,894	48,229	213,187	216,242
Occupancy	23,902	23,510	103,958	103,359
Depreciation and amortization	12,088	12,843	51,120	57,729
General and administrative	14,936	18,443	76,254	81,721
Selling	8,803	5,665	31,328	36,719
Other (gains) charges, net	3,617	33,360	10,463	33,848
Total costs and expenses	273,016	318,756	1,207,435	1,301,641

Income (loss) from operations	(3,973)	(33,529)	2,790	(53,081)
Other (income) expense:
Interest expense, net and other	6,049	6,321	25,816	24,550
Income (loss) before income taxes	(10,022)	(39,850)	(23,026)	(77,631)
Income tax (benefit) expense	85	(134)	258	(90)
Net income (loss)	$(10,107)	$(39,716)	$(23,284)	$(77,541)
Income (loss) per share:
Basic	$(0.56)	$(2.48)	$(1.31)	$(4.93)
Diluted	$(0.56)	$(2.48)	$(1.31)	$(4.93)
Weighted average shares outstanding:
Basic	17,977	16,014	17,789	15,736
Diluted	17,977	16,014	17,789	15,736

RED ROBIN GOURMET BURGERS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

(Unaudited)
	December 28, 2025	December 29, 2024
Assets:
Current assets:
Cash and cash equivalents	$19,924	$30,651
Accounts receivable, net	19,441	19,688
Inventories	25,729	26,737
Prepaid expenses and other current assets	14,234	13,608
Restricted cash	9,615	8,750
Total current assets	88,943	99,434
Property and equipment, net	158,105	181,224
Operating lease assets, net	295,996	331,617
Intangible assets, net	9,155	11,064
Assets held for sale	2,263	4,313
Other assets, net	9,065	13,662
Total assets	$563,527	$641,314
Liabilities and stockholders' equity (deficit):
Current liabilities:
Accounts payable	$31,391	$29,783
Accrued payroll and payroll-related liabilities	44,039	39,672
Unearned revenue	27,287	27,083
Current portion of operating lease obligations	49,111	50,083
Accrued liabilities and other	46,801	42,931
Total current liabilities	198,629	189,552
Long-term debt	164,741	181,641
Long-term portion of operating lease obligations	300,055	345,635
Other non-current liabilities	6,450	8,755
Total liabilities	669,875	725,583
Stockholders' equity (deficit):
Common stock; $0.001 par value: 45,000 shares authorized; 22,050 shares issued; 18,009 and 17,403 shares outstanding as of December 28, 2025 and December 29, 2024	22	22
Preferred stock, $0.001 par value: 3,000 shares authorized; no shares issued and outstanding as of December 28, 2025 and December 29, 2024	—	—
Treasury stock 4,041 and 4,647 shares, at cost as of December 28, 2025 and December 29, 2024	(143,247)	(164,937)
Paid-in capital	213,180	233,667
Accumulated other comprehensive income (loss), net of tax	(60)	(62)
Retained earnings (accumulated deficit)	(176,243)	(152,959)
Total stockholders' equity (deficit)	(106,348)	(84,269)
Total liabilities and stockholders' equity (deficit)	$563,527	$641,314

Reconciliation of Non-GAAP Results to GAAP Results
In addition to the results provided in accordance with accounting principles generally accepted in the United States of America ("GAAP") throughout this press release, the Company has provided certain non-GAAP measures, which present operating results on an adjusted basis. These are supplemental measures of performance that are not required by or presented in accordance with GAAP and include the following: (i) Restaurant level operating profit, (ii) net income (loss) before interest expense, income taxes, and depreciation and amortization ("EBITDA"), (iii) adjusted EBITDA, and (iv) adjusted net income (loss) and adjusted net income per share - diluted.
We believe that our use of non-GAAP financial measures permits investors to assess the operating performance of our business relative to our performance based on GAAP results and relative to other companies within the restaurant industry by isolating the effects of certain items that may vary from period to period without correlation to core operating performance or that vary widely among similar companies. Management believes this supplemental information will assist with comparisons of past and future financial results against the present financial results presented herein.
Restaurant Level Operating Profit
The Company believes restaurant level operating profit is an important measure for management and investors because it is widely regarded in the restaurant industry as a useful metric by which to evaluate restaurant level operating efficiency and performance. The Company defines restaurant level operating profit to be income from operations less franchise revenue and other revenue, plus other (gains) charges, net, selling, general and administrative, and depreciation and amortization. The measure includes restaurant level occupancy costs that include fixed rents, percentage rents, common area maintenance charges, real estate and personal property taxes, general liability insurance, and other property costs, but excludes depreciation and amortization expense, substantially all of which is related to restaurant level assets, because such expenses represent historical sunk costs which do not reflect current cash outlay for the restaurants. The measure also excludes costs associated with selling, general and administrative functions, as well as other (gains) charges, net because these costs are non-operating and therefore not related to the ongoing operations of its restaurants. Restaurant level operating profit is not a measurement determined in accordance with GAAP and should not be considered in isolation, or as an alternative, to income (loss) from operations as an indicator of financial performance. Restaurant level operating profit as presented may not be comparable to other similarly titled measures of other companies in the Company's industry.
The following table reconciles income (loss) from operations to restaurant level operating profit in thousands and in percent of total revenue for the period presented:

	Twelve Weeks Ended		Twelve Weeks Ended		Fifty-Two Weeks Ended		Fifty-Two Weeks Ended
	December 28, 2025		December 29, 2024		December 28, 2025		December 29, 2024
Income (loss) from operations	$(3,973)	(1.5)%	$(33,529)	(11.8)%	$2,790	0.2%	$(53,081)	(4.3)%

Less:
Franchise revenue and other revenue	$5,287	2.0%	$4,603	1.6%	$20,445	1.7%	$24,306	2.0%

Add:
Other (gains) charges, net	$3,617	1.3%	$33,360	11.7%	$10,463	0.9%	$33,848	2.7%
General and administrative	14,936	5.6	18,443	6.5	76,254	6.4	81,721	6.6
Selling	8,803	3.3	5,665	2.0	31,328	2.6	36,719	2.9
Depreciation and amortization	12,088	4.5	12,843	4.5	51,120	4.3	57,729	4.6
Restaurant level operating profit	$30,184	11.4%	$32,179	11.5%	$151,510	12.7%	$132,630	10.8%

Income (loss) from operations as a percentage of total revenues	(1.5)%		(11.8)%		0.2%		(4.3)%
Restaurant level operating profit margin (as a percentage of restaurant revenue)	11.4%		11.5%		12.7%		10.8%
EBITDA and Adjusted EBITDA
We define EBITDA as net income (loss) before interest expense, income taxes, and depreciation and amortization. Adjusted EBITDA is EBITDA, further adjusted to exclude the impact of non-operating items including changes in estimates, asset impairments, litigation contingencies, gains (losses) on debt extinguishment, restaurant and office closure costs, gains (losses) on restaurant sales, severance and executive transition costs, stock-based compensation expense and other non-cash or discrete items. EBITDA and adjusted EBITDA are supplemental measures of our performance that we believe gives the reader additional insight into the ongoing operational results of the Company.
The following table reconciles net income (loss) to adjusted EBITDA in thousands for the period presented:

	Twelve Weeks Ended	Twelve Weeks Ended	Fifty-Two Weeks Ended	Fifty-Two Weeks Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Net income (loss) as reported	$(10,107)	$(39,716)	$(23,284)	$(77,541)
Interest expense, net (1)	6,013	6,301	25,607	24,805
Income tax (benefit) provision	85	(134)	258	(90)
Depreciation and amortization	12,088	12,843	51,120	57,729
EBITDA	$8,079	$(20,706)	$53,701	$4,903

Stock-based compensation expense (2)	$90	$1,760	$5,573	$6,889
Other (gains) charges, net:
Asset impairment and restaurant closure costs, net	$3,279	$32,351	$2,785	$34,080
Gain on sale of restaurant property	10	—	(1,127)	(7,425)
Severance and executive transition	303	77	2,181	1,181
Litigation contingencies	(980)	(10)	2,198	1,037
Asset disposal and other, net	1,005	942	4,426	4,975
Adjusted EBITDA	$11,786	$14,414	$69,737	$45,640
(1)    Interest expense, net is comprised of interest expense and interest income, the latter of which is included in interest (income) and other, net on the Consolidated Statements of Operations
(2)    Consisted of compensation expense associated with stock-based awards including phantom performance awards that may be settled in stock or cash at the Company's option
The following table reconciles net income (loss) to adjusted EBITDA in each quarter and the full year of fiscal 2025:

	Sixteen Weeks Ended	Twelve Weeks Ended	Twelve Weeks Ended	Twelve Weeks Ended	Fifty-Two Weeks Ended
(Dollars in thousands)	April 20, 2025	July 13, 2025	October 5, 2025	December 28, 2025	December 28, 2025
Net (income) loss as reported	$1,249	$3,993	$(18,419)	$(10,107)	$(23,284)
Interest expense, net (1)	7,964	5,721	5,909	6,013	25,607
Income tax (benefit) provision	(3)	(97)	273	85	258
Depreciation and amortization	15,434	11,579	12,019	12,088	51,120
EBITDA	$24,644	$21,196	$(218)	$8,079	$53,701

Stock-based compensation expense (2)	$2,589	$1,489	$1,405	$90	$5,573
Other (gains) charges, net:
Asset impairment and restaurant closure costs, net	$210	$(1,615)	$911	$3,279	$2,785
Gain on sale of restaurant property	(1,137)	—	—	10	(1,127)
Severance and executive transition	880	459	539	303	2,181
Litigation contingencies	12	11	3,155	(980)	2,198
Asset disposal and other, net	711	889	1,821	1,005	4,426
Adjusted EBITDA	$27,909	$22,429	$7,613	$11,786	$69,737
(1)    Interest expense, net is comprised of interest expense and interest income, the latter of which is included in interest (income) and other, net on the Consolidated Statements of Operations
(2)    Consisted of compensation expense associated with stock-based awards including phantom performance awards that may be settled in stock or cash at the Company's option
Adjusted Net Income (loss) Per Diluted Share
We define adjusted net income (loss) per diluted share as net income (loss) excluding the impact of non-operating items including changes in estimates, asset impairments, litigation contingencies, gains (losses) on debt extinguishment, restaurant and office closure costs, gains (losses) on restaurant sales, severance and executive transition costs, stock-based compensation expense and other non-cash or discrete items; net of income tax impacts. Adjusted net income (loss) per share - diluted is a supplemental measure of our performance that we believe gives the reader additional insight into the ongoing operational results of the Company.
The following table reconciles net income (loss) to adjusted net income (loss) and adjusted net income (loss) per share - diluted for the period presented:

	Twelve Weeks Ended	Twelve Weeks Ended	Fifty-Two Weeks Ended	Fifty-Two Weeks Ended
(Dollars and shares in thousands, except per share data)	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Net income (loss) as reported	$(10,107)	$(39,716)	$(23,284)	$(77,541)
Stock-based compensation expense (1)	90	1,760	5,573	6,889
Other (gains) charges, net:
Asset impairment and restaurant closures costs, net	3,279	32,351	2,785	34,080
Gain on sale of restaurant property	10	—	(1,127)	(7,425)
Severance and executive transition	303	77	2,181	1,181
Litigation contingencies	(980)	(10)	2,198	1,037
Asset disposal and other, net	1,005	942	4,426	4,975
Income tax effect (2)	(964)	(9,131)	(4,169)	(10,592)
Adjusted net income (loss)	$(7,364)	$(13,727)	$(11,417)	$(47,396)

Adjusted net income (loss) per diluted share:
Net income (loss) as reported	$(0.56)	$(2.48)	$(1.31)	$(4.93)
Stock-based compensation expense (1)	0.01	0.11	0.31	0.44
Other (gains) charges, net:
Asset impairment and restaurant closure costs, net	0.18	2.02	0.16	2.17
Gain on sale of restaurant property	—	—	(0.06)	(0.47)
Severance and executive transition	0.02	—	0.12	0.08
Litigation contingencies	(0.05)	—	0.12	0.07
Asset disposal and other, net	0.06	0.06	0.25	0.32
Income tax effect (2)	(0.07)	(0.57)	(0.23)	(0.69)
Adjusted net income (loss) per share - diluted	$(0.41)	$(0.86)	$(0.64)	$(3.01)

Weighted average shares outstanding:
Basic	17,977	16,014	17,789	15,736
Diluted (3)	17,977	16,014	17,789	15,736
(1)    Consisted of compensation expense associated with stock-based awards including phantom performance awards that may be settled in stock or cash at the Company's option.
(2)    Assumed a 26% income tax rate, representing a blended average of federal and state statutory rates.
(3)    Antidilutive securities have been excluded from the computation of diluted earnings per share because the Company reported a net loss for the period.